Events occurring after the reporting period	12 Months Ended
Jun. 30, 2018
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events occurring after the reporting period

15. Events occurring after the reporting period

In July 2018, the Group entered into a strategic alliance with Tasly Pharmaceuticals Group (“Tasly”) for the development, manufacture and commercialization in China of the Group’s allogenic mesenchymal precursor cell products, MPC-150-IM for the treatment or prevention of chronic heart failure and MPC-25-IC for the treatment or prevention of acute myocardial infraction. Tasly will receive exclusive rights and will fund all development, manufacturing and commercialization activities in China for MPC-150-IM and MPC-25-IC.

The Group will receive $40.0 million from Tasly on closing of the strategic alliance, comprising a $20.0 million up-front technology access fee and $20.0 million in an equity purchase in Mesoblast Limited at A$1.86 per share, representing a 20% premium to a blended volume weight average price calculated over three months, one month and one day. This receipt is subject to filing with the State Administration of Foreign Exchange. The Group is also entitled to receive $25.0 million on product regulatory approvals in China, double-digit escalating royalties on net product sales and is eligible to receive up to six escalating milestone payments upon the product candidates reaching certain sales thresholds in China.

On closing of the strategic alliance, the Group expects to recognize the amount relating to the up-front technology access fee in revenue and the amount relating to the equity purchase in issued capital.

There were no other events that have occurred after June 30, 2018 and prior to the signing of this financial report that would likely have a material impact on the financial results presented.